EXHIBIT 99.1
Security First Bank to Expand in Nebraska through Acquisition of
11 Banking Offices from First Interstate Bank
Oct. 16, 2025, RAPID CITY, S.D. and BILLINGS, Mont.— Security First Bank (“Security First”) and First Interstate BancSystem, Inc. (“First Interstate”) (Nasdaq: FIBK) have announced the signing of a purchase and assumption agreement pursuant to which Security First will acquire eleven (11) Nebraska branches from First Interstate’s wholly-owned subsidiary, First Interstate Bank. The purchase and assumption agreement provides for the transfer by First Interstate Bank to Security First of the facilities and other associated assets of the branches, which included at September 30, 2025 approximately $280 million in deposits, and loans with outstanding balances of roughly $70 million. Upon closing of the transaction, the following branches will become a part of Security First, all of which are in Nebraska:

–Alliance	–Norfolk
–Atkinson	–O’Neill
–Broken Bow	–Ord
–Burwell	–Scottsbluff
–Callaway	–Sidney
–McCook
Security First’s purchase of these branches is subject to regulatory approval and satisfaction of certain customary closing conditions. The parties expect to close on the purchase and sale of the First Interstate Bank branches in early 2026, at which point the branches will be fully converted to operate as Security First branch offices. On a pro forma basis, following the branch acquisition, Security First will expand its market presence in Nebraska to 34 full-service branch locations.
Gregory A. Hunter, President of Stockmens Financial Corporation and Chief Executive Officer of Security First Bank stated, “We’re thrilled to welcome these First Interstate branches into our family and deepen Security First’s roots across Nebraska. We share First Interstate’s unwavering commitment to community, personal service, and local investment, and we’ve been committed to those standards since our founding in 1898. We look forward to serving our new clients and neighbors with the same passion, integrity, and hometown spirit they’ve come to expect.”
James A. Reuter, President and Chief Executive Officer of First Interstate and First Interstate Bank stated, “We are pleased to enter into this agreement with Security First. Their relationship-driven, customer- and community-centric strategy resonates with our core principles, enabling clients, teams, and communities to continue flourishing. This agreement also provides an opportunity for us to redeploy capital with the goal of accelerating growth in our strongest markets.”

About Security First
Security First is a Nebraska-chartered, privately held community bank with $2.042 billion in assets as of September 30, 2025. Security First operates 25 branch locations, two (2) Loan Production Offices, and ten (10) insurance offices throughout Nebraska and southwest South Dakota, along with a mobile bank that serves four communities on the Pine Ridge Indian Reservation. Each branch is managed locally, which gives a valuable, local perspective and a personal commitment to servicing clients’ financial needs. More information is available at www.security1stbank.com.
About First Interstate
First Interstate BancSystem, Inc. (Nasdaq: FIBK) is a financial services holding company headquartered in Billings, Montana. It is the parent company of First Interstate Bank, a community bank with $27.6 billion in assets as of June 30, 2025. First Interstate proudly delivers financial solutions across Colorado, Idaho, Iowa, Minnesota, Missouri, Montana, Nebraska, North Dakota, Oregon, South Dakota, Washington, and Wyoming. A recognized leader in community banking services, First Interstate is driven by strong values as well as a commitment to delivering a rewarding experience to its employees, strong returns to shareholders, exceptional products and services to its clients, and resources to the communities it serves. More information is available at www.FIBK.com.
Forward-Looking Statements
This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. Any statements about First Interstate’s or Security First’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements, including, but not limited to, any statements about the benefits of the branch acquisition transaction between Security First and First Interstate, and the expected timing of completion of the transaction. Such statements are identified by words or phrases such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “trends,” “objectives,” “continues,” “outlook,” “estimate,” “project,” “forecast,” “pro forma,” “pipeline,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements.

The following factors, among others, may cause actual results to differ materially from current expectations in the forward-looking statements, including those set forth in this communication: new or changes in existing governmental regulations or in the way such regulations are interpreted or enforced; negative developments in the banking industry and increased regulatory scrutiny; tax legislative initiatives or assessments; more stringent capital requirements, to the extent they may become applicable to First Interstate or Security First; changes in accounting standards; any failure to comply with applicable laws and regulations, including, but not limited to, the Community Reinvestment Act and fair lending laws, the USA PATRIOT ACT of 2001, the Office of Foreign Asset Control guidelines and requirements, the Bank Secrecy Act, and the related Financial Crimes Enforcement Network and Federal Financial Institutions Examination Council Guidelines and regulations; federal deposit insurance increases; lending risks and risks associated with loan sector concentrations; a decline in economic conditions that could reduce demand for products and services and negatively impact the credit quality of loans; loan credit losses exceeding estimates; changes to United States trade policies, including the imposition of tariffs and retaliatory tariffs; the soundness of other financial institutions; the ability to meet cash flow needs and availability of financing sources for working capital and other needs; a loss of deposits or a change in product mix that increases funding costs; inability to access funding or to monetize liquid assets; changes in interest rates; interest rate effect on the value of investment securities; cybersecurity risks, including denial-of-service attacks, network intrusions, business e-mail compromise, and other malicious behavior that could result in the disclosure of confidential information; privacy, information security, and data protection laws, rules, and regulations that affect or limit how either company collects and uses personal information or otherwise have an adverse effect; the potential impairment of goodwill and other intangible assets; reliance on other companies that provide key components of business infrastructure; events that may tarnish either company’s reputation; mainstream and social media contagion; the loss of the services of key members of management and directors; each company’s ability to attract and retain qualified employees to operate its business; costs associated with repossessed properties, including potential environmental remediation; the effectiveness of operational processes, policies and procedures, and internal control over financial reporting; each company’s ability to implement technology-facilitated products and services or be successful in marketing these products and services to its clients; the development and use of artificial intelligence; risks related to acquisitions, mergers, strategic partnerships, divestitures, and other transactions, including the risk that the branch sale transaction between First Interstate and Security First may not be consummated on a timely basis or at all; competition from new or existing financial institutions and non-banks; investing in technology; incurrence of significant costs related to mergers and related integration activities; the volatility in the price and trading volume of First Interstate’s common stock; “anti-takeover” provisions in First Interstate’s certificate of incorporation and regulations, which may make it more difficult for a third party to acquire control of it even in circumstances that could be deemed beneficial to stockholders; changes in either company’s dividend policy or its ability to pay dividends; the possibility that First Interstate may fail to realize the anticipated benefits of its share repurchase program; First Interstate’s common stock not being an insured deposit; the potential dilutive effect of future equity issuances; the subordination of either party’s common stock to its existing and future indebtedness; the effect of global conditions, earthquakes, volcanoes, tsunamis, floods, fires, drought, and other natural catastrophic events; and the impact of climate change and environmental sustainability matters.
The foregoing factors are not necessarily all of the factors that could cause actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm the results of either company.
In addition, the branch sale transaction between First Interstate and Security First is subject to regulatory approval and other customary closing conditions. The foregoing description of the branch sale reflects loan and deposit balances as of September 30, 2025, and the actual amounts of loans and deposits that are acquired under the purchase and assumption agreement are subject to change prior to closing. Targeted financial benefits are subject to uncertainty, including but not limited to the pro forma results and underlying assumptions related to the branch sale, and may be affected or offset by other conditions related to Security First’s and First Interstate’s operations. Readers are cautioned not to place undue reliance on any forward-looking statements.

Annualized, pro forma, projected and estimated numbers in this communication are used for illustrative purposes only, are not forecasts and should not be relied upon as indicative of future results, and may not reflect actual results.
All forward-looking statements attributable to First Interstate or Security First or persons acting on their behalf are expressly qualified in their entirety by the cautionary statements set forth above and, in the case of First Interstate, included and described in more detail in First Interstate’s periodic reports filed with the Securities and Exchange Commission, or SEC, under the Exchange Act under the caption “Risk Factors.” Interested parties are urged to read in their entirety such risk factors prior to making any investment decision with respect to First Interstate. Forward-looking statements speak only as of the date they are made and First Interstate and Security First do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If First Interstate or Security First updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

For more information please contact:

Security First:
•Todd Rischling, Executive Vice President
trischling@security1stbank.com

•Marnie Hermann, Chief Banking Officer
mherrmann@security1stbank.com

First Interstate:
•Investor inquiries:
◦David Della Camera, Chief Financial Officer
investor.relations@fib.com

•Media inquiries:
◦Sara Becker, Director of Marketing and Communications
sara.becker@fib.com